Aerie Pharmaceuticals, Inc. Company Overview February 23, 2015 Building a Major Ophthalmic Pharmaceutical Company Exhibit 99.1

Important Information
Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities. In addition, any discussion of clinical data results for our Rhopressa™ and Roclatan™ product candidates relate to the results in our Phase 2 clinical trials.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws, including beliefs, expectations, estimates, projections and statements relating to our business plans, prospects and objectives, and the assumptions upon which those statements are based.
Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,”
“estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-
looking statements. These statements are based on the Company’s current plans and expectations.
Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operations.” In particular, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later clinical trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Current Aerie
Products:
Once-Daily
IOP-Lowering
Eye Drops for
Glaucoma
Pre-Clinical
Research
Findings
•
Rhopressa™ shows potential to modify diseased tissue
•
May block fibrotic response in trabecular meshwork cells
•
May increase perfusion of the trabecular meshwork
•
AR-13154 shows potential for the treatment of wet AMD
•
May inhibit ROCK/JAK/PDGFR-
•
Lesion size reduction in rats exceeds market-leading product
•
Triple action Rhopressa™
•
Inhibits ROCK and NET, lowers EVP, targets diseased tissue
•
Expect P3 efficacy data mid-Q2 2015, NDA Filing mid-2016
•
Quadruple Action Roclatan™
•
Fixed combination of Rhopressa™ and latanoprost
•
P2b achieved all clinical endpoints, P3 to start mid-2015
•
Potentially most efficacious IOP-lowering therapy
Aerie – Building a Major Ophthalmic
Pharmaceutical Company
These new preclinical discoveries represent potential breakthroughs
Full patent protection through at least 2030; Blockbuster Potential

FY 2013 U.S. Glaucoma Market = $2.0B; 31.5M TRx
Market Share in TRx
PGA Market Non-PGA Market
Current Product Dashboard
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Once Daily
Bimatoprost
Travoprost
Latanoprost
BB
BB Fixed Combo
AA
CAI
15%
8%
10%
10%
14%
10%
31%
2-3 Times Daily

New MOAs
Rhopressa™ ROCK/NET inhibitor (qd) Phase 3
Roclatan™ ROCK/NET inhibitor + PGA (qd) Phase 3
K-115 (Kowa) ROCK inhibitor (bid)
Approved in Japan*
Adjunctive Therapy
AMA0076 (Amakem) ROCK inhibitor (bid) Phase 2a
INO-8875 (Inotek) Adenosine-A1 agonist (bid or qd) Phase 2
OPA-6566 (Acucela) Adenosine-A2a agonist (bid) Phase 1/2
SYL040012 (Sylentis) RNAi beta blocker (qd) Phase 2
New PGAs: not usable as add-on to current PGAs
Rhopressa™
and Roclatan™: advanced triple and quadruple MOAs
New PGAs
BOL-303259 (B+L) NO donating latanoprost (qd) Phase 3
DE-117 (Santen) EP2 agonist (qd) Phase 2
ONO-9054 (Ono) FP/EP3 agonist (qd) Phase 2
Glaucoma Competitors in Pipeline
* Approved in Japan 9/29/2014
(Aerie AR-13324)
(Aerie PG324)

2023 U.S. Glaucoma Market
and Market Share Projections*
Projected Market Share in TRx
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Data Source: IMS 2013 FY TRX. Internal projection
*Projected market shares compiled by an independent market research company
U.S. Glaucoma Market = $4.9B; 41.7 M TRx
TRx Growth 2013-2023 = 2.3%
Roclatan™ + Rhopressa™ May Capture Over 40% Market Share
Based on 200 U.S. Physician Responses to Survey
PGA’s
BB
BB Fixed Combo
AA
CAI
Rhopressa™
Roclatan™
31%
18%
25%
6%
9%
5%
5%

Managed Care Market Research Summary
* Respondents ranked products on a scale of 1-7
** After pricing was disclosed and discussed
Payers’ score on the overall utility of Rhopressa™ was 4.7*
(Market research firm states that scores above 4 are high)
Payers’ score on the overall utility of Roclatan™ was 5.2*
(Market research firm states that scores above 5 are rare)
100% of respondents placed Rhopressa™ and Roclatan™ in
Tier 2 or Tier 3 of Commercial and Medicare Part D
formularies.**
There were no “Not Covered” recommendations.
Interviews with 12 decision makers whose companies cover over
42 million Commercial, Medicare and Medicaid lives
Payers were impressed by Roclatan™’s unprecedented lowering of IOP
Payers were receptive to Rhopressa™’s new MOAs and efficacy at any baseline IOP increase
Decreases Fluid
Inflow/Production
(Ciliary Processes)
Increases Fluid Outflow:
Secondary Drain
(Uveoscleral Pathway)
Increases Fluid Outflow:
Primary Drain -
Trabecular Meshwork (TM);
Lowers EVP -
(Episcleral Venous Pressure)
Rhopressa™
Roclatan™
AA, BB, CAI
PGAs
Aerie Products Cover the IOP-lowering Spectrum

Aerie Product Market Positioning*
* Confirmed by Market Research
Future drug of choice for the 80%
of patients with IOP of 26 mmHg
or less
Triple-Action Rhopressa™
Future product of choice for
patients requiring maximal IOP
lowering
Quadruple-Action Roclatan™
Also for PGA users as add-on
therapy
Also for PGA non-responders and
those with tolerability concerns
Also for patients with low-tension
glaucoma
Efficacy potentially greater than
all currently marketed drugs
For patients with IOPs above
26 mmHg
Also for patients at any IOP with
significant disease progression

Rhopressa
™
NET
RKI
NET
RKI
Trabecular
Meshwork
Triple-Action Rhopressa™
Episcleral
Veins
Schlemm’s
Canal
IOP-Lowering Mechanisms
ROCK inhibition relaxes TM, increases outflow
NET inhibition reduces fluid production
ROCK inhibition lowers Episcleral Venous
Pressure (EVP)
Ciliary Processes
Uveoscleral
Outflow
IOP-Lowering Mechanisms
ROCK inhibition relaxes TM, increases outflow
NET inhibition reduces fluid production
ROCK inhibition lowers Episcleral Venous
Pressure (EVP)
Cornea

Rhopressa™: Powerful Compound for Physiological
Lowering of IOP – Phase 2b Results
Mean Diurnal IOP – Entry IOP 22-36 mmHg (n=221)
25.5
18.4
18.7
13
18
23
28
Baseline Day 14 Day 28
Rhopressa™ 0.02% (n=71) Latanoprost (n=76)
Once-daily PM dosing of 0.02% Rhopressa™ is highly effective
IOP -5.7 and -6.2 mmHg on D28 and D14
Rhopressa™ efficacy results within ~1 mmHg of latanoprost
Favorable tolerability profile with no systemic side effects
25.6
19.5
20.0

Rhopressa™ Differentiated Efficacy Profile
Phase 2b baseline IOP entry requirements: 24, 22, 22 mmHg (8 AM, 10 AM, 4 PM)
Rhopressa™ and latanoprost clinically
and statistically equivalent in patients
with moderately elevated IOPs of 22-26
mmHg
Latanoprost loses ~1 mmHg efficacy @
baselines of 22-26 mmHg
Rhopressa™ maintains consistent
efficacy
Rhopressa™; 1
st
product to treat the
diseased tissue (trabecular meshwork)
with a once-daily (QD) dose
Baseline: 22 – 36 mmHg (n=221)
Baseline: 22 – 26 mmHg (n=106)
-6.8
-8
-6
-4
-2
0
0.02% Rhopressa™ Latanoprost
-5.8 -5.9
-8
-6
-4
-2
0
0.02% Rhopressa™ Latanoprost
-5.7

Sustained Effect of Rhopressa™ vs. Latanoprost
* 36 hours post dose
8 AM Mean IOP (mmHg) by Treatment Group
0.02% Rhopressa ™
Roclatan™ Phase 2b
0.02% Rhopressa ™
Rhopressa™ Phase 2b
0.005% latanoprost
Rhopressa™ Phase 2b
(n = 78) (n = 71)
(n = 76)
Baseline 26.6 27.2
26.8
Day 8 20.0 21.1
20.0
Day 29 20.3 21.2
19.2
Day 30* 21.0 22.2
22.4
Rhopressa™ Duration is Superior to Latanoprost
36 Hours After Last Dose

Rhopressa™ EVP-Lowering Breakthrough
Phase 2b data provided first sign of EVP-lowering:
Phase 1 study in low baseline IOP subjects:
Preclinical in vivo study:
Note: Timolol and latanoprost reported to have no effect or to increase
EVP in animal models
Consistent Efficacy Across Baseline IOPs
Lowered Average IOP by Over 30%
From 16 Down to 11 mmHg
Lowered EVP by 35%

Baseline IOP*
~80% of U.S. Glaucoma Patients Have IOPs that
are 26 mmHg at Time of Diagnosis
The Baltimore Eye Survey
* Sommer A, Tielsch JM, Katz J et al. Relationship between intraocular pressure and primary open angle glaucoma among white and black
Americans: The Baltimore eye survey. Arch Ophthalmol 1991;109:1090-1095
**
IWASE et al Tajimi study group. Japan Glaucoma Society. Ophthalmology, 2004 Sep, 111 (9): 1641-8.
21 mmHg
(Normal Tension Glaucoma)
21 - 26 mmHg
26 - 35 mmHg
10,444 Individuals Were Screened for the Prevalence of Primary Open-Angle
Glaucoma (POAG) and the IOP at Time of Diagnosis
92% of Japanese Patients with POAG, IOPs Were 21 mmHg**
20%
20%
60%

Latanoprost and Timolol Show Reduced Efficacy
at Lower Baseline IOPs
Latanoprost and timolol
lose efficacy as baseline
IOPs decline
Timolol at least 1 mmHg less
effective than latanoprost
across all published baselines
Rhopressa™ equivalent/
non-inferior to latanoprost
at baselines 22–26 mmHg
Timolol is the standard
comparator for glaucoma
Phase 3 trials
-16
-14
-12
-10
-8
-6
-4
-2
0
16 18 20 22 24 26 28 30 32 34 36 38
Untreated Diurnal IOP (mmHg)
Timolol (n=369)
Latanoprost (n=460)
Pooled data from three latanoprost registration studies. Hedman and Alm; European Journal Ophthalmology; 2000

Rhopressa™ Registration Trial Overview
Primary efficacy endpoint: IOP at nine time points through Day 90
Phase 3 entry IOP is >20 mmHg and <27 mmHg
Non-inferiority design vs. timolol
95% CI within 1.5 mmHg at all time points, within 1.0 mmHg at a majority of time points
Combined trials to include approximately 1,300 total patients
100 patients with 12 months of safety data needed for NDA filing
Should meet efficacy requirements for EMA filing
300 patients with 6 months safety data needed for EMA filing and 100 with
12 months

Rhopressa™ Registration Trial Design
* * PGAs have been shown to be less effective when dosed BID PGAs have been shown to be less effective when dosed BID
“Rocket 1”
90-Day Efficacy
Registration Trial
Rhopressa™ 0.02% QD ~200 patients
Timolol BID ~200 patients
“Rocket 2”
One Year Safety
(3 Mo. Interim
Efficacy)
Registration Trial
“Rocket 3”
One Year Safety
Registration Trial
Canada
Rhopressa™ 0.02% QD ~230 patients
Rhopressa™ 0.02% BID
*
~230 patients
Timolol BID ~230 patients
Rhopressa™ 0.02% QD ~90 patients
Rhopressa™ 0.02% BID ~90 patients
Timolol BID ~60 patients

aerie

RKI
+ Outflow
+ Outflow
- Inflow
+ Outflow
PGA

Ciliary Processes
Cornea
Uveoscleral
Outflow
NET
RKI
NET
RKI
Trabecular
Meshwork
Episcleral
Veins
Schlemm’s
Canal
Latanoprost
Rhopressa
™
Quadruple-Action Roclatan™
Fixed Combination of Rhopressa™ with Latanoprost
IOP-Lowering Mechanisms
ROCK inhibition relaxes TM, increases outflow
NET inhibition reduces fluid production
ROCK inhibition lowers EVP
PGA receptor activation
increases uveoscleral outflow

Roclatan™ Phase 2b Clinical Trial Design
Phase 2b Protocol
Roclatan™ 0.01%
vs.
Roclatan™ 0.02%
vs.
Rhopressa™ 0.02%
vs.
Latanoprost
All Dosed QD PM
~300 Patients
28 Days
Primary efficacy endpoint:
Mean diurnal IOP on Day 29
Two concentrations of
Roclatan™ vs. Rhopressa™
0.02% and latanoprost
Trial design follows FDA
requirement for fixed-dose
combination
Statistically significant difference
at measured time points
Higher combo efficacy vs.
components of at least 1–3
mmHg, as previously accepted
by FDA for product approval

Roclatan™ Phase 2b Clinical Trial Performance
Achieved primary efficacy measure
Superiority over each of the components on day 29
Achieved statistical superiority over the individual components at all time points
More efficacious than latanoprost by 1.6 – 3.2 mmHg
More efficacious than Rhopressa™ by 1.7 – 3.4 mmHg
Main adverse event was hyperemia (eye redness):
Reported in 40 percent of patients
Mild for the large majority of patients
No systemic drug-related adverse events

Mean IOP at Each Time Point
Primary Efficacy Measure
0.02% Roclatan™ Achieved Statistical Superiority Over
Individual Components at All Time Points (p<0.001)
Roclatan™ Phase 2b, Intent to Treat

29
Pre- 8AM 8AM 10AM 4PM 8AM 10AM 4PM 8AM 10AM 4PM 8AM 10AM 4PM 8AM
Study Qual 1 Baseline Day 8 Day 15 Day 29 Day 30
0.02% Rhopressa™ (n=78) 0.005% Latanoprost (n=73) 0.02% Roclatan™ (n=72)

Roclatan™ Phase 2b, ITT
Mean IOP (mmHg)
* Difference between 0.02% Roclatan™ and latanoprost or Rhopressa™
Roclatan™:
Produced lowest IOP
drop in any trial
Was superior to
latanoprost by 1.6–3.2
mmHg (p<0.001)
Was superior to
Rhopressa™ by 1.7–3.4
mmHg (p<0.001)
Impressive Rhopressa™
performance
0.02%
Roclatan™
(n = 72)
0.005%
latanoprost
(n = 73)
0.02%
Rhopressa™
(n = 78)
Mean Mean Difference* Mean Difference*
Day 8
8 AM 17.0 19.6 -2.6 20.0 -3.1
10 AM 15.6 18.3 -2.7 18.0 -2.4
4 PM 15.6 18.6 -3.1 17.9 -2.3
Day 15
8 AM 16.5 19.6 -3.2 19.6 -3.1
10 AM 15.8 18.3 -2.4 18.7 -2.8
4 PM 15.7 18.3 -2.6 18.4 -2.7
Day 29
8 AM 16.9 19.2 -2.4 20.3 -3.4
10 AM 15.9 17.7 -1.8 18.6 -2.7
4 PM 16.8 18.4 -1.6 18.5 -1.7

Day 29 – % of Patients with IOP Reductions of 20%
Roclatan™
Phase 2b Responder Analysis:
Goal is to Achieve Lowest IOP Possible
0%
20%
40%
60%
80%
100%
40% 35% 30% 25% 20%
9%
17%
24%
45%
66%
11%
28%
46%
65%
81%
32%
50%
63%
81%
93%
Reduction
0.02% Rhopressa™ (n=78) 0.005% Latanoprost (n=73) 0.02% Roclatan™ (n=72)

Roclatan™ Phase 2b Responder Analysis:
Goal is to Achieve Lowest IOP Possible
Day 29 – % of Subjects with IOP Reduced to < 18 mmHg
0%
20%
40%
60%
80%
100%
10%
21%
25%
40%
8%
18%
29%
47%
38%
46%
57%
69%
Reduction
0.02% Rhopressa™ (n=78) 0.005% Latanoprost (n=73) 0.02% Roclatan™ (n=72)
15 mmHg 16 mmHg 17 mmHg 8 mmHg

Diurnal IOP in Subset Of High Responders 16 mmHg
Roclatan™ Phase 2b High Responders:
Consistent IOP Drop by Rhopressa™ and Roclatan™
-9.6
-7.2
-9.9
-9.4
-8.2
-10.6
-9.5
-9.5
-10.2
-12
-11
-10
-9
-8
-7
-6
-5
-4
-3
-2
-1
0
0.02% Rhopressa™
(n=16)
0.005% Latanoprost
(n=13)
0.02% Roclatan™
(n=31)
Day 8 Day 15 Day 29

2014 2015 2016 2017 2018
Key Future Milestones
June 2014: Roclatan™
Phase 2b clinical trial completed
Mid-2015: Roclatan™
Phase 3 to be initiated
Mid-2016: Roclatan™ Efficacy
results from Phase 3 expected
Mid-2017: Roclatan™
NDA filing expected
2H 2018: Roclatan™
Launch expected
3Q 2014: Rhopressa™
Phase 3 initiated
Mid-Q2 2015: Rhopressa™
Efficacy results from Phase 3
expected
Mid-2016: Rhopressa™
NDA filing expected
2H 2017: Rhopressa™
Launch expected
Nearly $200M raised - adequate financing to fund through commercialization

28 New Preclinical Research

Disease Modification: Addressing the Root
Cause of Elevated IOP and Vision Loss
Healthy TM
Less Nutrients,
Antioxidants
Cellular Stress
Fibrosis, Stiffness
Contraction
Reduced Aqueous
Perfusion Area
Elevated IOP
Cellular Stress
Progressive Degeneration of the Trabecular Meshwork Drives
Elevated IOP and Vision Loss in Glaucoma
Vision Loss
Oxidation
Aging

Rhopressa™ Has Potential to Improve Health of
TM in Patients with Glaucoma
Healthy TM
More Nutrients,
Antioxidants
Less
Cellular Stress
Reduced
Fibrosis, Stiffness
Contraction
Increased
Aqueous
Perfusion Area
Reduced IOP
Cellular Stress
Reducing Fibrosis, Increasing Trabecular Outflow Could Stop
Degeneration of Outflow Tissues in POAG
+ Rhopressa™
Preserve Vision
Oxidation
Aging

AR-13324* May Have Anti-Fibrotic Activity in
Human Trabecular Meshwork Cells
Control
TGF 2 (8 ng/ml) +
AR-13324 (500nM)
Vasanth Rao, Duke University
• Active ingredient of Rhopressa™
• TGF 2: Transforming growth factor 2; SMA: Smooth muscle actin; FSP1: Fibroblast-specific protein 1
AR-13324 May Block TGF-beta-Induced Expression of Fibrosis
Proteins in Human TM Cells
TGF 2 (8ng/ml)

+ AR-13324
Control
AR-13324* May Increase Perfusion of TM Outflow
Tissues
Dan Stamer (Duke), Haiyan Gong (Boston University)
AR-13324’s Ability to Potentially Increase Perfusion of TM Should Provide
More Nutrients and Antioxidants to the TM
Left (OS) and right (OD) eyes perfused with fluorescent microbeads
Control = buffered saline solution
*Active ingredient of Rhopressa™
** Percent Effective Filtration Area
0.00
10.00
20.00
30.00
40.00
50.00
60.00
Anterior  PEFA**  (%)
AR-13324      Control

Selective Multi-Kinase Inhibitors for AMD/DME
• Selective Rho kinase
inhibitors previously effective
in preclinical models of AMD
and DME
• Compounds inhibiting
multiple disease targets
should provide best efficacy
• Inflammation
• Angiogenesis
• Fibrosis
• Screened 184 Aerie
compounds against 456
human kinases
Aerie Kinase Library Screen
Relationship tree of human kinases.  TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies
ROCK

aerie

β

	No inhibition against targets		JAK2 inhibition
	ROCK inhibition		TYK2 inhibition
	PKC inhibition		STK35 inhibition
	PDGFRB		FGFR1+PDGFRB

*182 internal compounds screened @500nM; Fasudil and Y-27632 screened @5 µM
*Only includes > 70% inhibition at screened concentration

34 KINOMEscan Results: AR-13154 Inhibits AMD Targets ROCK, JAK2, PDGFR- AR-13154

Laser-induced
choroidal
neovascularization
(CNV) in rats
Compounds delivered
by intravitreal injection
AR-13154 vs. Eylea in Preclinical AMD Model
ROCK/JAK2/PDGFR Inhibitor AR-13154 Numerically More Effective than
Eylea
®
in Rat Model of AMD
20000
30000
40000
50000
60000
70000
80000
90000
100000
110000
Saline
n=49
0.06 ug/mL
AR -13154
n=28
0.6 ug/mL
AR -13154
n=25
6 ug/mL
AR -13154
n=25
800 ug/mL
Eylea®
n=20
Total CNV Lesion Area (Day 21)
**
*
*
p<0.05 vs. Saline
**
p<0.001

Building a Major Ophthalmic Pharmaceutical Company